UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): January 21, 2011

INOVA TECHNOLOGY, INC.
 (formerly Edgetech Services, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

000-27397
(Commission File Number)

98-0204280
(I.R.S. Employer Identification Number)

2980 S. Rainbow Blvd. #220H
Las Vegas, NV 89146
(Address of principal executive offices, including zip code)

(800) 507 2810
(Registrant's telephone Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Form 8-K for INOVA TECHNOLOGY INC

January 21, 2011

Change in Directors and officers

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr Jeffrey Mandelbaum has resigned from the Board of Directors of the Company effective January 21, 2011.

We thank him for his valuable service to the company and wish him well with his future endeavors.

SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Inova Technology, Inc., A Nevada Corporation
(Registrant)

By: /s/ Adam Radly
Adam Radly, President and CEO

Date: January 21, 2011